Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events (Unaudited)
NOTE 23. SUBSEQUENT EVENTS (UNAUDITED)

WarnerMedia On May 17, 2021, we entered into an agreement to combine our WarnerMedia segment, subject to certain exceptions, with a subsidiary of Discovery, Inc. (Discovery). The agreement is structured as a Reverse Morris Trust transaction, under which WarnerMedia will be distributed to AT&T’s shareholders via a pro rata dividend, an exchange offer, or a combination of both, and combined with Discovery. The transaction is expected to be tax-free to AT&T and AT&T’s shareholders. AT&T will receive approximately $43,000 (subject to adjustment) in a combination of cash, debt securities, and WarnerMedia’s retention of certain debt, and AT&T’s shareholders will receive stock representing approximately 71% of the new company; Discovery shareholders will own approximately 29% of the new company. The transaction is expected to close in mid-2022, subject to approval by Discovery shareholders and customary closing conditions, including receipt of regulatory approvals. No vote is required by AT&T shareholders.

The merger agreement contains certain customary termination rights for AT&T and Discovery, including, without limitation, a right for either party to terminate if the transaction is not completed on or before July 15, 2023. Termination under specified circumstances will require Discovery to pay AT&T a termination fee of $720 or AT&T to pay Discovery a termination fee of $1,770.

Magallanes, Inc (Spinco), a subsidiary of AT&T, entered into a $41,500 commitment letter (Bridge Commitment Letter) on May 17, 2021. On June 4, 2021, Spinco entered into a $10,000 term loan credit agreement and reduced the Bridge Commitment Letter to $31,500. There have been no draws on the Bridge Commitment Letter or term loan credit agreement. The proceeds from these funding arrangements will be used by Spinco, Inc. on the closing date to make the special cash payment and to otherwise fund the transaction.

Video Business On February 25, 2021, we signed an agreement to form a new company named DIRECTV (New DTV) with TPG Capital, which will be jointly governed by a board with representation from both AT&T and TPG. Under the agreement, we will contribute our Video business unit to New DTV for $4,250 of junior preferred units, an additional distribution preference of $4,200 and a 70% economic interest in common units. We expect to receive $7,600 in cash from New DTV at closing. TPG will contribute approximately $1,800 in cash to New DTV for $1,800 of senior preferred units and a 30% economic interest in common units. The remaining $5,800 will be funded by debt taken on by New DTV. As part of this transaction, we agreed to pay net losses under the NFL SUNDAY TICKET contract up to a cap of $2,500 over the remaining period of the contract.

The transaction is expected to close in the second half of 2021, pending customary closing conditions. The total of $7,600 of proceeds from the transaction are expected to reduce our total and net debt positions.

In the first quarter of 2021, we met the criteria to apply held-for-sale accounting treatment to the assets and liabilities of the U.S. video business, and accordingly began to include the assets in “Other current assets,” and the related liabilities in “Accounts payable and accrued liabilities,” on our consolidated balance sheet at March 31, 2021. The carrying amounts at December 31, 2020 of these assets and liabilities were approximately $16,150 and $4,900, respectively. Given the treatment as held-for-sale, we also reclassified the held-for-sale Video business results from the Communications segment to Corporate and Other beginning in the first quarter of 2021, consistent with historical practice.
Spectrum Auction On February 24, 2021, the FCC announced that AT&T was the winning bidder for 1,621 C-Band licenses, comprised of a total of 80 MHz nationwide, including 40 MHz in Phase I. We must provide to the FCC an initial down payment of $4,681 on March 10, 2021, of which $550 was paid as an upfront payment prior to the start of the auction, and to pay a remaining $18,725 on or before March 24, 2021. We estimate that AT&T will be responsible for $955 of Incentive Payments upon clearing of Phase I spectrum and $2,112 upon clearing of Phase II spectrum. Additionally, we will be responsible for a portion of compensable relocation costs over the next several years as the spectrum is being cleared. Satellite operators have provided the FCC with relocation cost estimates totaling $3,400. AT&T intends to fund the purchase price using a combination of cash and short-term investments, funds from operations and either short-term or long-term debt, depending upon market conditions.